                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Robert J. Gagalis, Todd M. DuChene and David S. Graziosi, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of The General Chemical Group Inc. ("GCG"), the Registration Statement of GCG on Form S-1, S-2 or S-3 (the "Registration Statement"), for the registration of rights to purchase newly issued common stock of GCG, par value $0.01 per share, and shares of newly issued common stock of GCG, par value $0.01 per share, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable GCG to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:


/s/John M. Kehoe, Jr.                       Date:  March 28, 2001
--------------------------------
John M. Kehoe, Jr.

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Todd M. DuChene and David S. Graziosi, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of The General Chemical Group Inc. ("GCG"), the Registration Statement of GCG on Form S-1, S-2 or S-3 (the "Registration Statement"), for the registration of rights to purchase newly issued common stock of GCG, par value $0.01 per share, and shares of newly issued common stock of GCG, par value $0.01 per share, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable GCG to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:


/s/Robert J. Gagalis                        Date:  March 28, 2001
------------------------------------
Robert J. Gagalis

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Robert J. Gagalis, Todd M. DuChene and David S. Graziosi, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of The General Chemical Group Inc. ("GCG"), the Registration Statement of GCG on Form S-1, S-2 or S-3 (the "Registration Statement"), for the registration of rights to purchase newly issued common stock of GCG, par value $0.01 per share, and shares of newly issued common stock of GCG, par value $0.01 per share, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable GCG to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:


/s/Paul M. Montrone                         Date:  March 28, 2001
------------------------------------
Paul M. Montrone

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Robert J. Gagalis, Todd M. DuChene and David S. Graziosi, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of The General Chemical Group Inc. ("GCG"), the Registration Statement of GCG on Form S-1, S-2 or S-3 (the "Registration Statement"), for the registration of rights to purchase newly issued common stock of GCG, par value $0.01 per share, and shares of newly issued common stock of GCG, par value $0.01 per share, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable GCG to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:


/s/Paul M. Meister                          Date:  March 28, 2001
------------------------------------
Paul M. Meister

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Robert J. Gagalis, Todd M. DuChene and David S. Graziosi, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of The General Chemical Group Inc. ("GCG"), the Registration Statement of GCG on Form S-1, S-2 or S-3 (the "Registration Statement"), for the registration of rights to purchase newly issued common stock of GCG, par value $0.01 per share, and shares of newly issued common stock of GCG, par value $0.01 per share, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable GCG to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:


/s/Philip E. Beekman                        Date:  March 28, 2001
------------------------------------
Philip E. Beekman

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Robert J. Gagalis, Todd M. DuChene and David S. Graziosi, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of The General Chemical Group Inc. ("GCG"), the Registration Statement of GCG on Form S-1, S-2 or S-3 (the "Registration Statement"), for the registration of rights to purchase newly issued common stock of GCG, par value $0.01 per share, and shares of newly issued common stock of GCG, par value $0.01 per share, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable GCG to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:


/s/Gerald J. Lewis                          Date:  March 28, 2001
------------------------------------
Gerald J. Lewis

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Robert J. Gagalis, Todd M. DuChene and David S. Graziosi, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of The General Chemical Group Inc. ("GCG"), the Registration Statement of GCG on Form S-1, S-2 or S-3 (the "Registration Statement"), for the registration of rights to purchase newly issued common stock of GCG, par value $0.01 per share, and shares of newly issued common stock of GCG, par value $0.01 per share, and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deem necessary or advisable to enable GCG to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any state or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorney-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below:


/s/Joseph Volpe                                    Date:  March 28, 2001
---------------------------------
Joseph Volpe